UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in Item 5.07 below, on June 23, 2022, the stockholders of Daré Bioscience, Inc. (“Daré,” “we,” “us,” or “our”) approved the Daré Bioscience, Inc. 2022 Stock Incentive Plan (the “2022 Plan”) and it became effective as of that date. Because the 2022 Plan became effective, no further awards will be granted under our Amended and Restated 2014 Stock Incentive Plan on or after June 23, 2022. Our board of directors approved the 2022 Plan on April 11, 2022, subject to and effective upon approval of the 2022 Plan by our stockholders. A brief description of the terms and conditions of the 2022 Plan is included in the section entitled “Proposal 4 – To Approve the Daré Bioscience, Inc. 2022 Stock Incentive Plan” of the definitive proxy statement for our 2022 annual meeting of stockholders filed with the U.S. Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”), which description is incorporated herein by reference. A copy of the 2022 Plan is filed as an exhibit to this report and incorporated by reference herein.

The forms of agreements for grants of stock options under the 2022 Plan approved by our board of directors are filed as exhibits to this report and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2022, we convened our annual meeting of stockholders (the “Annual Meeting”). Six proposals were submitted to our stockholders for a vote at the Annual Meeting. The proposals are described in detail in the Proxy Statement. The Annual Meeting was adjourned to July 14, 2022 solely with respect to Proposal 5 to provide additional time for stockholders to consider and vote on Proposal 5 and for us to solicit additional proxies in favor of the proposal. The Annual Meeting will reconvene with respect to Proposal 5 at 9:00 a.m. Pacific Time on July 14, 2022. The reconvened Annual Meeting will be conducted in the same virtual format described in the Proxy Statement. Only stockholders of record on April 26, 2022, the record date for the Annual Meeting, or their legal proxy holders, are entitled and requested to vote. Stockholders who have already voted do not need to recast their votes. Proxies previously submitted will be voted in the manner specified in respect of Proposal 5 at the reconvened Annual Meeting unless properly revoked in accordance with the procedures described in the Proxy Statement.

As described in the Proxy Statement, Proposal 5 is a proposal to approve an amendment to our restated certificate of incorporation, as amended, to increase the number of authorized shares of our common stock from 120,000,000 to 240,000,000. Approval of Proposal 5 requires that a majority of the outstanding shares of our common stock as of April 26, 2022 vote “FOR” the proposal. As of the partial adjournment of Annual Meeting, approximately 49.2% of the shares eligible to vote had voted “FOR” Proposal 5.

Below is a brief description of, and the final results of the votes for, Proposals 1, 2, 3, 4 and 6:

Proposal 1: Each of the Class II nominees for our board of directors identified below was elected to serve for a three-year term to expire at our 2025 annual meeting of stockholders and until their successors are duly elected and qualified by the votes set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William H. Rastetter	32,657,194	1,944,501	18,700,798
Gregory W. Matz	32,937,327	1,664,368	18,700,798
Robin J. Steele	32,972,283	1,629,412	18,700,798

Proposal 2: Our stockholders ratified the appointment of Mayer Hoffman McCann P.C.as our independent registered public accounting firm for the fiscal year ending December 31, 2022 by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,178,384	575,249	548,860	—

Proposal 3: Our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,461,911	8,439,916	699,868	18,700,798

Proposal 4: Our stockholders approved the 2022 Plan by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,655,265	8,954,861	991,569	18,700,798

Proposal 6: Our stockholders approved the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of Proposal 5 if there were not sufficient votes to approve Proposal 5, by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,333,963	14,320,915	647,615	—

Item 7.01	Regulation FD Disclosure.

On June 24, 2022, we issued a press release announcing results and partial adjournment of the Annual Meeting and that the meeting would be reconvened at 9:00 a.m. on July 14, 2022 solely with respect to Proposal 5. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information under this Item 7.01 and in Exhibit 99.1 is being furnished and is not being filed for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1(a)	Daré Bioscience, Inc. 2022 Stock Incentive Plan
10.1(b)	Form of Incentive Stock Option Agreement for grants under the Daré Bioscience, Inc. 2022 Stock Incentive Plan
10.1(c)	Form of Nonstatutory Stock Option Agreement for grants under the Daré Bioscience, Inc. 2022 Stock Incentive Plan
99.1	Press release issued on June 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: June 24, 2022	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer